CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (UNAUDITED) - USD ($) $ in Thousands	3 Months Ended
	Mar. 31, 2023	Mar. 31, 2022
Comprehensive income:
Net income attributable to the group	$ 116,654	$ 111,970
Currency translation adjustment	15,500	(35,818)
Loss on cash flow hedge	(3,858)	0
Total comprehensive income attributable to the group	$ 128,296	$ 76,152